THE HIH APPROVED MANAGEMENT



                                SHARE OPTION PLAN









                                      RULES

                                       and

                                   REGULATIONS









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                           THE HIH APPROVED MANAGEMENT

                                SHARE OPTION PLAN

                        (Amended on the 29 January 1992)

1. The Plan will be known as The HIH Approved Management Share Option Plan ('the Plan ')

Definitions

2. For the purposes of the Plan, unless the context otherwise requires, the following words and expressions shall have the following meanings:

"the Company"              means Huntingdon International Holdings plc;

"Subsidiary"               means a body  corporate of which the Company
                           is for the time being to be taken to have control for the purposes of Section 534 of the Income and Corporation Taxes Act 1970 and which is a subsidiary of the Company within section 154 of The Companies Act
                           1948;

"Group"                    means the Company and the Subsidiaries;

"the Adoption Date"        means the date on which the Company in a general
                           meeting passes an
                           ordinary resolution adopting the Plan;

"the Auditors"             means the auditors for the time being of the Company
                           (acting as experts and not as arbitrators);

"the Board" means the Board of Directors of the Company or the directors present at a duly convened meeting of the directors at which a quorum is present or the persons appointed by the Board of Directors to act as a committee of the Board of Directors of the Company for all or any matters relating to the Plan;

"Eligible                  Employee" means a person who is a Fu1l -Time
                           Director of or a Qualifying Employee of the Company or of a Subsidiary, selected by the Board to participate in the Plan and who is not expected by the Board to retire from being a Full-Time Director or Qualifying
                           Employee as aforesaid within 2 years from the date when this expression falls to be applied;

"Employment"              means employment by the Company and/or any Subsidiary;

"Full Time Employment" means a Director of the Company and/or any Subsidiary whose terms of employment require him to work for at least thirty-seven and one-half hours per week (excluding meal breaks);

"Option" means an option to subscribe for Plan Shares granted pursuant to the Plan;

"Option Price"            in relation to any Plan Shares means the greater of

(i)      the nominal value of an Ordinary Share and

(ii) an amount equal to the middle market quotations for the Ordinary Shares (as derived from the Stock
         Exchange Daily Official List) during the five dealing days prior to the date on which the offer to grant an Option is made to a Participant. Such price may be determined in either Sterling of U.S. Dollars as the Board may direct should the Option Price be determined in U.S. Dollars, then for the purposes of calculating the limit referred to in Rule 4(F) , the Option Price shall be converted to Sterling using the exchange rate quoted by National Westminster Bank plc ( or such other London clearing bank as the Directors may nominate in the event that there is no such exchange rate quoted by National Westminster Bank plc) on the date on which the Offer to grant an Option is made to a Participant;

"Ordinary Shares"          means the Ordinary shares of the Company;

"Participant"              means any person who for the time being participates
                           in the Plan;

"Plan Period"              means the period commencing on the Adoption Date and
                           ending on 31st
                           December 1997;

 "Plan Shares" means Ordinary Shares which satisfy the conditions specified in paragraphs 7 to 11 inclusive of Schedule 10 to the 1984 Act;

"Qualifying                Employee"  means an  employee of the Company
                           or a Subsidiary (who is not a director of the Company or a Subsidiary) who is required under the terms of his employment to work for at least thirty seven.and one-half hours per week (excluding mealbreaks);

"Qualifying employment"    means Employment either as a Full Time Director or
                           as a
                         Qualifying Employee as the case may be;

"Record Date" in relation to any particular payment of dividend or the making of any other distribution to the Company's shareholders means the date on which any such shareholder must duly appear in the as such in order to have the right to receive such dividend or other distribution;

"Relevant                Emoluments"  in  relation  to a  Participant
                         means   such  of  the   emoluments   of  his
                         Employment as are liable to be paid under deduction of tax pursuant to section 204 of the Taxes Act calculated as for the purposes of section 204 after deduction from them amounts included by virtue of Chapter II of Part ill of the Finance Act 1976;

"Taxes Act"              means Income and Corporation Taxes Act 1970;

"1984 Act"               means Finance Act 1984;

"Year of Assessment" bears the meaning given thereto in the Taxes Act.

Where the context so permits the singular shall include the plural and vice versa and the masculine shall include the feminine.

Reference to any Act shall include any statutory modification, amendment or re-enactment thereof.

Grant of Options

3(A) The Board may (subject to the provisions of rules 3(B) hereof) from time to time during the Plan Period at its discretion offer an Option on the terms of the Plan to an Eligible Employee to be selected in each case at the discretion of the Board. An Eligible Employee may not participate in the Plan should he be prohibited from so doing by the provisions specified in paragraph 4(1)(b) of Schedule 10 of the 1984 Act.

(B) Any such offer may be made within a period of four weeks after the Adoption Date or thereafter within a period commencing on the third day and ending on the fifty- sixth day after the respective dates of the announcements by the Company of the Group's quarterly results.

4(A) Subject to the limitations referred to herein the Board shall determine the number of Plan Shares to be included in an Option to be offered to an Eligible Employee.

(B) An offer of an Option to acquire Plan Shares must be accepted in writing in such manner as the Board may prescribe within 21 days of the same being made and if not so accepted sha1llapse. An offer may be accepted in part.

(C) An Option and an offer to grant an Option shall be personal to the Eligible Employee to whom it is granted or made and shall not be capable of assignment. Any purported assignment, pledge, disposal of or dealing with an Option shall entitle the Company to require the Option to be forfeited.

(D) The amount payable for the grant of an Option shall be the sum of (pound)1. This consideration shall not be returnable to the Participant and shall not be deemed to be part payment of the Option Price.

(E) The amount payable for each Plan Share in the event of the Option being exercised shall be the Option Price.

(F) No Option shall be offered to an Eligible Employee in any year of assessment if this would, at the date of grant of such Option, cause the aggregate of:



         (a) the amount which would be subscribed for Plan Shares on the exercise of such Option; and

         (b) the aggregate Option Prices of any Plan Shares comprised in any unexercised Options held by that Eligible Employee; and

         (c) the aggregate amount which would be subscribed for Ordinary Shares which he may acquire in pursuance of unexercised rights granted to him at any time under any other Plan approved under
                  Schedule 10 to the 1984 Act and established by the Company or by any associated company thereof (within the meaning of Section 302 of the Taxes Act)

         to exceed or further exceed the greater of:

         (1) four times the amount of the Relevant Emoluments for the current or preceding year of assessment (whichever of those years gives the greater amount) and

         (2)      the  amount  for  the  time  being   specified  as  being  the
                  appropriate  limit for the  purposes of paragraph 5 (2) (a) of
                  Schedule 10 of the 1984 Act; and so that: -

                  (i) the amount referred to in item (a) and the Option Prices or amounts to be subscribed and referred to in items (b) or (c) shall be as determined at the respective dates of grant (or such earlier date as may be applicable pursuant to paragraph 13 of
                           Schedule 10 to the 1984 Act); and

                  (ii) where there were no Relevant Emoluments for the preceding year of assessment the substitution referred to in paragraph 5(3) of Schedule 10 to the 1984 Act shall apply.

(G) Options shall be evidenced by certificates in such form as the Board shall from time to time determine.

(H) No offer of an Option shall be made which is capable of or open for acceptance after the expiry of the Plan Period. For the purpose of the Plan the date of the grant of Option shall be the date on which the offer to grant the option to an Eligible Employee shall have been accepted by such Eligible Employee.

Limit or Shares

5. The maximum number of Ordinary Shares in respect of which Options may be granted under the Plan on any day ("the relevant day") when added to the aggregate of the numbers of Ordinary Shares specified in paragraphs
         (i) and (ii) below shall not exceed 10 per cent of the number of Ordinary Shares in issued on the day immediately prior to the relevant day; that is to say, added to the aggregate of:-

(i) the number of Ordinary Shares which have been acquired or are capable of being acquired under Options granted under the Plan prior to the relevant day; and

(ii) the number of Ordinary Shares which have been acquired or are capable of being acquired pursuant to Options granted immediately prior to the relevant day under The HIH Share Option Plan.

Exercise or an Ontion

6(A) An Option shall be exercised by delivering to the Secretary of the Company a notice duly signed by the Participant in a form approved by the Board together with payment of the Option Price for each Plan Share to be subscribed and delivered of the Option certificate for amendment or cancellation as the case may be. An Option may be exercised in part provided that any partial exercise is in respect of 10 Plan Shares or a multiple thereof except where the Option relates to a number of Plan Shares less than 10, in which case the Participant shall exercise his rights in full in respect of that number of shares.

(B) Subject to any necessary consents and to an Option having been exercised in accordance with the provisions of paragraph (A) of this Rule, the Company shall as soon as practicable and in any event not late than 2 working days after the exercise of an Option make an allotment to the Participant of the number of Plan Shares specified in the notice exercising the Option and shall deliver to the Participant a definitive share certificate.

Period of Options and Provisions for Participants Leaving the Group

7(A) An Option may not be exercised later than the day before the tenth anniversary of the date that the same was granted on which day the same (if it has not already ceased to be exercisable) shall cease to be exercisable.

(B) An Option may not be exercised prior to the expiry of three years from the date that the same was granted except

         (a) in the event of the Participant ceasing to be in Qualifying Employment by reason of his death; or

         (b) if the Board shall in its discretion determine that such restriction shall not apply in the case of that Participant, being a Participant who has ceased to be in Qualifying Employment by reason of any of the circumstances described in paragraph (E) below, or in respect of whom the Board has previously exercised its discretion under paragraph (G) below; or

         (c)      as provided in Rule 9.

(C) An Option granted to any Participant may not be exercised within three years of the date on which the Participant last exercised an Option or any rights obtained under any other Plan approved under Schedule 10 to the 1984 Act except

         (a) in the event of the Participant ceasing to be in Qualifying Employment by reason of his death; or

         (b) if the Board shall in its discretion determine that such restriction shall not apply in the case of that Participant, being a Participant who has ceased to be in Qualifying
                  Employment by reason of whom the Board has previously described in paragraph (e0elow, or in respect of whom the Board has previously exercised its discretion under paragraph
                  (G) below; or

(c)      as provided in Rule 9.

(C) An Option granted to any Participant may not be exercised within three years of the date on which the Participant last exercised an Option or any rights obtained under any other Plan approved under Schedule 10 to the 1984 Act except

(a) in the event of the Participant ceasing to be in Qualifying Employment by reason of his death; or

(b) if the Board shall in its discretion determine that such restriction shall not apply in the case of that Participant being a Participant as described in sub-paragraph (b) of this paragraph (B) of this Rule; or

(c) as provided in Rule 9, but nothing in this paragraph shall prevent a Participant from exercising on the same day rights obtained under the Plan and any other such Plan or Plans.

         Provided that this Rule 7(C) shall not apply in respect of any Option granted after the date on which the addition of this proviso to Rule 7(C) was approved by the Board of Inland Revenue.

(D)      Except as provided in paragraphs (E) (F) and (0) below no Option may be
         exercised  unless  the  Participant   shall  have  been  in  Qualifying
         Employment since the date of the grant of such Option.


(E) Subject to paragraphs (A) (B) and (C) of this Rule if a Participant ceases to be in Qualifying
         Employment by reason of :-

(i) his retirement on or after attaining normal retirement age or, with the express consent of the board in writing for the purpose of this paragraph, at a younger age;

(ii) ill health or disability recognised as such expressly by the Board in writing for the purpose of this paragraph;

         (iii) dismissal by reason of redundancy (within the meaning of The Employment Protection (Consolidation) Act 1978); or

         (iv) the company by which he is employed (if not the Company) ceasing to be a Subsidiary .

         he may within 12 months of such cessation or, if later, within the period of 6 months commencing on the third anniversary of the date of grant of an Option exercise that Option as regards all or any of the Plan Shares comprised therein and shall thereafter cease to have any right to exercise any Option or (as the case may be) that Option.

(F) Subject to paragraph (A) of this Rule in the event of the death of a Participant being in Qualifying Employment his personal representative may within 12 months of his death exercise any Option granted to him in respect of all or any of the Plan Shares comprised therein and shall thereafter cease to have any rights to exercise any such Option. In the event of the death of a Participant who had previously ceased to in Qualifying Employment but whose Option remained exercisable under paragraphs (E) or (G) of this Rule, his personal representatives may exercise that Option as aforesaid not later than the date on which it would have ceased to be exercisable under paragraph (E) or (G) as the case may be but in no event later than 12 months after his death and shall thereafter cease to have any rights to exercise any such Option.

(G) If a Participant ceases to be in Qualifying Employment for any reason other than those specified in paragraphs (E) or (F) of this Rule the Participant shall cease to have any rights to exercise his Option upon such cessation provided that the Board at its discretion may (subject to paragraphs (A) of this Rule) allow such a Participant to exercise his Option during a period not exceeding 12 months from the date of such cessation.

(H) If a Participant (or his personal representatives) shall cease to have any such rights to exercise an Option under this Rule or under Rule 9 of such Option shall lapse and the Board shall notify the Participant in writing of such cessation and forthwith upon such notification the Participant shall be bound to surrender to the Company the certificate evidencing such Option.

(I) Notwithstanding the foregoing provisions, no Option may be exercised at a time when the Participant to whom it was granted is precluded from participating in the Plan by virtue of paragraph 4(1)(b) of Schedule 10 to the 1984 Act.

Variation or Capital

8(A) If at any time any Ordinary Shares shall be issued credited as fully paid by way of capitalisation of reserves or undisturbed profits or shall be offered to members of the Company for subscription by way of rights or in the event of any variation in or reorganisation of the share capital of the Company whether by way of sub-division or consolidation of shares or a reorganisation of the share capital of the Company for the purposes of Section 78 to 81 of the Capital Gains Tax Act 1979, then:-

(i) the Option Price in respect of any Options granted pursuant to the Plan; and/or

(ii)     the number of Plan Shares subject to any such Option;

         shall be adjusted in such manner as the Board may determine to be appropriate and such decision of the Board shall be final and binding on the Participants and the Company provided that no adjustment shall be made pursuant to this paragraph unless and until the Auditors shall have reported to the Board in writing that such adjustment is in their opinion fair and reasonable.

(B) In no circumstances shall the Option Price as reduced or adjusted pursuant to paragraph (A) of this Rule in respect of any Plan Share be less than the nominal value of such share.

(C) Every alteration or variation made pursuant to this Rule shall be subject to the prior approval of the Board of the Inland Revenue.

(D) Every alteration or valuation made pursuant to this Rule shall not notified by the Company to the Participants.

Takeover and Liquidation

9(A)     If at any time either:

         (a) a general offer is made to acquire the whole of the issued ordinary share capital of the Company or the part thereof which is not already owned by offer or and/or any company controlled by the offer or and/or persons acting in concert with the offer or and such offer has become or declared unconditional, or

         (b) any Scheme of Arrangement shall become effective whereby more than 25 per cent of the issued ordinary share capital of the Company carrying a right to vote in general meetings of the Company shall become vested in another person or in any combination of persons acting in concert:

                  (i) subject to paragraphs (A) and (D) of Rule 7 a Participant may at any time within six months of the date upon which the offer becomes unconditional or the Scheme becomes effective exercise any outstanding Options (either in whole or in part) which are then held by him; and

                  (ii) the Company shall use its best endeavours to procure that the offer or shall offer to acquire any Ordinary Shares which are allocated to the Participant pursuant to the exercise of an Option upon the same terms as those upon which the Ordinary Shares were acquired by the offer or pursuant to the said general offer or Scheme of Arrangement.

(B) If the offer or becomes entitled or bound under Sections 428 to 430 of the Companies Act 1985 to acquire any Ordinary Shares the Board shall notify each Participant thereof forthwith upon the Board becoming aware that the offer or is so entitled or bound and a Participant shall be entitled (subject to paragraphs (A) and (D) of Rule 7) to exercise all or any of the outstanding Options which he holds at any time that the offer or is so entitled or bound. Upon the offer or ceasing to be either so entitled or bound all unexercised Options (if not already lapsed) shall lapse.

(C) If under Section 425 of the Companies Act 1985 the Court sanctions a comprise or arrangement proposed for the purpose of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies a Participant may (subject to paragraphs (A) and (D) or Rule 7) to exercise all or any of the outstanding Options which he holds within the period of six months following the date of sanction by the court and upon the expiry of such period all unexercised Options (if not already lapsed) shall lapse.

(D) In the event of a voluntary winding up of the Company for the purposes of a reorganisation or reconstruction and subject to the prior approval of the Board of the Inland Revenue, such adjustment shall be made to any unexercised Option (including the number or class of shares comprised therein and the Option Price payable therefor) as the Auditors shall on the request of the Board certify in writing to be fair and reasonable.

(E) If a notice of a meeting to consider a resolution for any other voluntary winding up of the Company shall be given the Board shall give notice thereof to all Participants and thereupon each Participant may forthwith and until the commencement of the winding up be entitled (subject to paragraphs (A) and (D) of Rule 7) to exercise any outstanding Option then held by him before the date on which such resolution is duly passed. Subject to the foregoing provisions of this Rule all Options shall lapse on the winding up of the Company.

(F) Upon the happening of any of the events referred to in paragraphs (A) and (D) of this Rule the effect thereof shall be notified by the Company to the Participants.

Rights Attaching to Shares Allotted Pursuant to an Option

10. All shares allotted pursuant to the exercise of any Option shall as to voting, dividend, transfe, and other rights including those arising in the liquidation of the Company, rank pari passu in all respects and as to one class with the Ordinary Shares in issue as at the date of such allotment, save that any allotment made after the earlier of the date of announcement of a proposed dividend or other distribution and the Record Date thereof shall be made upon terms that the shares so allocated are not entitled to participate therein.
Availability of Shares

11. The Company will at all times keep sufficient authorised but unissued Ordinary Shares to permit the exercise of all unexercised Options.

Listing

12. The Company will at its expense make application to National Association of Securities Dealers Inc. for shares allotted pursuant to the exercise of any Option or American Depositary Shares representing such shares to be listed on the National Association of Securities Dealers Automated Quotation System. The Company will at its expense make application the Council of The Stock Exchange for shares allotted pursuant to the exercise of any Option, or American Depositary Shares representing such shares, to be admitted to the Official List if at the time of such allotment any Ordinary Shares or American Depositary Shares representing such shares are so listed.

General

13. If a Participant shall cease for any reason to be in Employment he shall not be entitled by way of compensation for loss or otherwise howsoever, to any sum or benefit to compensate him for the loss of any right or benefit under the Plan or the lapse of any Option.

14. The Company shall maintain all necessary books of account and records relating to the Plan.

15. The Plan shall in all respects be administered by the Board which may make such rules not being inconsistent with the terms and conditions hereof for the conduct of the Plan as the Board thinks fit. Any dispute regarding the interpretation of these Rules or the terms of any Option shall be determined by the Board (upon such advice as it shall consider necessary) and its decision shall be final and binding.

16.      The Board may alter this Plan in any respect except that: -

         (i) save to the extent that may be necessary in order to obtain or maintain approval by the Board of the Inland Revenue under
                  Schedule 10 to the 1984 Act, no alteration will be made to the following without the previous sanction of the Company in general meeting: to the definitions of "Eligible Employee" , "Full Time Director" , "Qualifying Employee", "Option Price" or "Relevant Emoluments" or to any of Rules 3, 4(B), (C), (D) and (F), 5, 7, 9, 10, 15 and 16 which would be an alteration to the advantage of Eligible Employees and Participants;

         (ii) no alteration may be made which would alter to the disadvantage of a Participant any rights already accrued to him except with his prior written consent;

         (iii)    following  the  approval of the Plan under the  provisions  of
                  Schedule 10 to the 984 Act no alteration may be made without the prior approval of the Board of the Inland Revenue.

17. A Participant who is a director of the Company may, notwithstanding his interest, vote on any Board resolution concerning the Plan (other than in respect of his own participation therein) and may retain any benefits under the Plan.

18. The Board of the Company in General Meeting may at any time terminate the Plan and in such event no further Option will be granted but the subsisting rights of Participation will not thereby be affected.

19. (A) Participants shall be entitled while they have subsisting rights under the Plan to receive copies of all notices and other documents sent by the Company to its Ordinary Shareholders.

         (B) Any notice or document to be given to a Participant or Eligible Employee may be delivered to him by hand or sent to him by post at his last known address according to the information provided by him. Any notice or document sent by post shall be deemed to have been received 48 hours after posting.